Exhibit 99.3

OPENLiMiT, Inc.
Zugerstrasse 76B
Postfach 229
CH-6341 Baar, Switzerland

Phone +41(0)41 560 1020
Fax +41(0)41 560 1039
info@openlimit.com
www.openlimit.com

Name
Address
ZIP, Place
Country

August 5, 2005

URGENT SUBJECT MATTER

Dear OPENLiMiT, Inc. Shareholder:

The Board of Directors of OPENLiMiT, Inc. has approved the distribution or "spin-off" of OPENLiMiT Holding AG common stock to our shareholders. On or about September 1, 2005, you will receive one (1) share of OPENLiMiT Holding AG's common stock for every five (5) shares of OPENLiMiT, Inc. common stock you owned at the close of business on August 19, 2005. If you sell your OPENLiMiT, Inc. shares between August 19, 2005, and September 1, 2005 (or the effective distribution date), you dispose of your right to receive OPENLiMiT Holding AG's shares (see explanation on the second page of the attached form entitled "Transfer Instructions"). The distributed shares will represent one hundred percent (100%) of the outstanding shares of OPENLiMiT Holding AG.

OPENLiMiT, Inc. is affecting this distribution to establish a public market for shares of OPENLiMiT Holding AG common stock in Europe. OPENLiMiT Holding AG is headquartered in Switzerland and conducts a substantial portion of its operations in Germany. We believe that enabling OPENLiMiT Holding AG to operate as an independent company will permit it to take advantage of European market conditions where OPENLiMiT Holding AG's electronic signature and encryption technologies are uniquely certified according to Common Criteria EAL 3+, an IT-Security standard, and have been confirmed compliant with the German Signature Law and Bylaws (SiG/ SigV).

Your shares of OPENLiMiT, Inc. common stock will continue to represent your ownership interest in OPENLiMiT, Inc. After the distribution, OPENLiMiT, Inc. will own no shares of OPENLiMiT AG and will be without significant operations.

OPENLiMiT Holding AG has applied to have its shares listed on the Berlin Stock Exchanges under the International Securities Identification Number (ISIN) "CH0022237009" (exchange listed companies in Germany may be searched for using their ISIN or full name). Thereafter, OPENLiMiT Holding AG will apply to have its shares also listed on the Frankfurt Stock Exchange. Shares of the OPENLiMiT, Inc. common stock will continue to be listed on the Over the Counter Bulletin Board ("OTCBB").

You will shortly be receiving an Information Statement via mail which explains the process in detail. Additionally, you may view the filing online as of August 5, 2005 via http://www.sec.gov./edgar/searchedgar/companysearch.html (search using the "Company name": OPENLiMiT; then find the "Form 8-K" dated August 5 to which the Information Statement will be attached).

In order to ensure proper and timely credit of your OPENLiMiT Holding AG common shares, we kindly request that you **forward the attached form** completed and signed to us via fax **no later than August 19, 2005**. Our fax number is: +41 (0)41 560 1039. Please mail the original form to our corporate offices after your fax.

Registered OPENLiMiT, Inc. shareholders that miss the August 19th deadline will be able to submit this information at a later point in time; however, we will not be able to guarantee the proper and timely credit of your OPENLiMiT Holding AG common shares on the anticipated distribution date on or about September 1, 2005. OPENLiMiT Holding AG will hold the shares on your behalf until such time as you provide instructions for transfer to a brokerage account designated by you.

No additional action is required on your part to receive your OPENLiMiT Holding AG shares, which will be deposited electronically with each shareholder's broker or nominee. You will not be required to pay anything for the new shares or to surrender any shares of our OPENLiMiT, Inc. common stock. Further, no fractional shares of OPENLiMiT Holding AG's common stock will be issued. All fractional shares will be rounded up to the nearest whole share.

Should you have questions regarding the distribution, please contact us at +41(0)41 560 1020 or our US-representative at +1 801 582 9609.

We are excited about the prospects of the listing of OPENLiMiT Holding AG on the Berlin Stock Exchange and thereafter also on the Frankfurt Stock Exchange and would like to welcome you as a new shareholder of OPENLiMiT Holding AG in advance.

Sincerely,

/s/ Henry Dattler
Henry Dattler
President and Chief Executive Officer

Transfer Instructions

Please complete, sign and fax to:

Attn: OPENLiMiT Investor Relations Fax#: +41 (0) 41 560 1039

Name of Account Holder (Last, First, Middle or Corporate Name):

____

If natural person, Date of Birth: ______________________________________

Address of Account Holder (Street Address, City, Zip, Country):

____

____

____

Number of OPENLiMiT, Inc. common shares: ____________________________

This section to be completed by shareholders with a NON-GERMAN Brokerage Account ONLY!

Name of Brokerage Firm: ____

Address of Brokerage Firm (Street Address, City, Zip, Country):

____

____

____

SWIFT-BIC, IBAN or Routing#:_______________________________________

Brokerage Account#:____

Name of Custodian Bank in Germany (please provide if known):

____

Contact Person, Phone and Fax number of Brokerage Firm:

____

This section to be completed by shareholders with a German Brokerage Account ONLY!

Name AND PLACE of Brokerage Firm: ______________________________________

Routing#:____

Brokerage Account#:____

Contact Person, Phone and Fax number of Brokerage Firm:

____

I understand that the proper and timely credit of my OPENLiMiT Holding AG common shares is only possible if the above information is true and accurate, which I hereby confirm. I understand that if I sell my OPENLiMiT, Inc. shares after August 19, 2005, and before September 1, 2005 (or the effective distribution date) that I will no longer be entitled to keep the OPENLiMiT Holding AG shares. Since I am considered the "record owner" of the OPENLiMiT, Inc. shares on August 19, 2005, I may still receive these shares. In order to deliver the OPENLiMiT Holding AG shares to their rightful owner, I may receive a "due bill" for those shares. This "due bill", which is often incorporated in the broker's confirmation of sale notice, states that, upon receipt of my OPENLiMiT Holding AG shares, I must deliver them to the broker who conducted the sale so that they can be forwarded to the rightful buyer. My broker can explain and assist me with the transaction.

Signed this ______ day of _____________, ________.

____
Signature

____
Printed Name